Exhibit 99.1

PRESS RELEASE

FTAI Reports Fourth Quarter and Full Year 2020 Results, Dividend of $0.33 per Common Share

NEW YORK, February 25, 2021 – Fortress Transportation and Infrastructure Investors LLC (NYSE:FTAI) (the “Company” or “FTAI”) today reported financial results for the quarter and full year ended December 31, 2020. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q4’20	FY20
Net Cash Provided by Operating Activities	$34,713	$63,106
Net Loss Attributable to Shareholders	$(60,523)	$(105,039)
Basic and Diluted Loss per Common Share	$(0.70)	$(1.24)

Funds Available for Distribution (“FAD”) (1)	$54,216	$237,418
Adjusted EBITDA(1)	$46,203	$243,306

________________________________ (1) For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

For the fourth quarter of 2020, total FAD was $54.2 million. This amount includes $89.9 million from our aviation leasing portfolio, offset by $(1.8) million from our infrastructure business and $(33.9) million from corporate and other.

Fourth Quarter 2020 Dividends

On February 25, 2021, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common shares of $0.33 per share for the quarter ended December 31, 2020, payable on March 23, 2021 to the holders of record on March 12, 2021.

Additionally, on February 25, 2021, the Board declared cash dividends on its Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (“Series A Preferred Shares”) and Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (“Series B Preferred Shares”) of $0.51563 and $0.50000 per share, respectively, for the quarter ended December 31, 2020, payable on March 15, 2021 to the holders of record on March 8, 2021.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.ftandi.com, and the Company’s Annual Report on Form 10-K, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

The Company will host a conference call on Friday, February 26, 2021 at 8:00 A.M. Eastern Time. The conference call may be accessed by dialing (877) 447-5636 (from within the U.S.) or (615) 247-0080 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “FTAI 2020 Fourth Quarter Earnings Call.” A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.ftandi.com.

Following the call, a replay of the conference call will be available after 11:30 A.M. on Friday, February 26, 2021 through 11:30 A.M. on Friday, March 5, 2021 at (855) 859-2056 (from within the U.S.) or (404) 537-3406 (from outside of the U.S.), Passcode: 4656159.

About Fortress Transportation and Infrastructure Investors LLC

Fortress Transportation and Infrastructure Investors LLC owns and acquires high quality infrastructure and equipment that is essential for the transportation of goods and people globally. FTAI targets assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
Fortress Transportation and Infrastructure Investors LLC
(212) 798-6128
aandreini@fortress.com

Withholding Information for Withholding Agents

This announcement is intended to be a qualified notice as provided in the Internal Revenue Code (the “Code”) and the Regulations thereunder. For U.S. federal income tax purposes, the common dividend and the Series A Preferred and Series B Preferred dividends declared in February 2021 will be treated as a partnership distribution and guaranteed payments, respectively.  For U.S. tax withholding purposes, the per share distribution components are as follows:

Common Distribution Components
Non-U.S. Long Term Capital Gain	$—
U.S. Portfolio Interest Income(1)	$0.04003
U.S. Dividend Income(2)	$—
Income Not from U.S. Sources(3)	$0.28997
U.S. Long Term Capital Gain (4)	$—
Distribution Per Share	$0.33000

Series A Preferred Distribution Components
Guaranteed Payments(5)	$0.51563
Distribution Per Share	$0.51563

Series B Preferred Distribution Components
Guaranteed Payments(5)	$0.50000
Distribution Per Share	$0.50000

(1)	Eligible for the U.S. portfolio interest exemption for any holder not considered a 10-percent shareholder under §871(h)(3)(B) of the Code.

(2)	This income is subject to withholding under §1441 or §1442 of the Code.

(3)	This income is not subject to withholding under §1441, §1442 or §1446 of the Code.

(4)
U.S. Long Term Capital Gain attributable to the sale of a U.S. Real Property Holding Corporation. As a result, the gain will be treated as income that is effectively connected with a U.S. trade or business and be subject to withholding.

(5)	Brokers and nominees should treat this income as subject to withholding under §1441 or §1442 of the Code.

For U.S. shareholders: In computing your U.S. federal taxable income, you should not rely on this qualified notice, but should generally take into account your allocable share of the Company’s taxable income as reported to you on your Schedule K-1.

Exhibit - Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenues
Equipment leasing revenues	$61,852	$110,411	$297,934	$349,322
Infrastructure revenues	13,786	50,921	68,562	229,452
Total revenues	75,638	161,332	366,496	578,774

Expenses
Operating expenses	28,368	68,760	109,512	291,572
General and administrative	4,867	3,635	18,159	16,905
Acquisition and transaction expenses	571	8,498	9,868	17,623
Management fees and incentive allocation to affiliate	4,406	19,133	18,519	36,059
Depreciation and amortization	45,857	44,843	172,400	169,023
Asset impairment	19,587	4,726	33,978	4,726
Interest expense	26,647	24,267	98,206	95,585
Total expenses	130,303	173,862	460,642	631,493

Other (expense) income
Equity in earnings (losses) of unconsolidated entities	406	(848)	(5,039)	(2,375)
Gain (loss) on sale of assets, net	1,857	141,850	(308)	203,250
Loss on extinguishment of debt	(6,943)	—	(11,667)	—
Interest income	41	79	162	531
Other income (expense)	38	(20)	70	3,445
Total other (expense) income	(4,601)	141,061	(16,782)	204,851
(Loss) income from continuing operations before income taxes	(59,266)	128,531	(110,928)	152,132
Provision for (benefit from) income taxes	429	18,999	(5,905)	17,810
Net (loss) income from continuing operations	(59,695)	109,532	(105,023)	134,322
Net income from discontinued operations, net of income taxes	—	71,579	1,331	73,462
Net (loss) income	(59,695)	181,111	(103,692)	207,784
Less: Net (loss) income attributable to non-controlling interests in consolidated subsidiaries:
Continuing operations	(3,798)	(4,520)	(16,522)	(17,571)
Discontinued operations	—	146	—	247
Less: Dividends on preferred shares	4,626	1,838	17,869	1,838
Net (loss) income attributable to shareholders	$(60,523)	$183,647	$(105,039)	$223,270

(Loss) earnings per share:
Basic
Continuing operations	$(0.70)	$1.30	$(1.24)	$1.74
Discontinued operations	$0.00	$0.83	$0.02	$0.85
Diluted
Continuing operations	$(0.70)	$1.30	$(1.24)	$1.74
Discontinued operations	$0.00	$0.83	$0.02	$0.85
Weighted average shares outstanding:
Basic	86,022,302	85,997,619	86,015,702	85,992,019
Diluted	86,022,302	86,090,207	86,015,702	86,029,363

 FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except per share data)

	December 31,
	2020	2019
Assets
Cash and cash equivalents	$121,703	$226,512
Restricted cash	39,715	16,005
Accounts receivable, net	91,691	49,470
Leasing equipment, net	1,635,259	1,707,059
Operating lease right-of-use assets, net	62,355	37,466
Finance leases, net	6,927	8,315
Property, plant, and equipment, net	964,363	732,109
Investments	146,515	180,550
Intangible assets, net	18,786	27,692
Goodwill	122,735	122,639
Other assets	177,928	129,105
Total assets	$3,387,977	$3,236,922

Liabilities
Accounts payable and accrued liabilities	$113,185	$144,855
Debt, net	1,904,762	1,420,928
Maintenance deposits	148,293	208,944
Security deposits	37,064	45,252
Operating lease liabilities	62,001	36,968
Other liabilities	23,351	41,118
Total liabilities	$2,288,656	$1,898,065

Commitments and contingencies

Equity
Common shares ($0.01 par value per share; 2,000,000,000 shares authorized; 85,617,146 and 84,917,448 shares issued and outstanding as of December 31, 2020 and 2019, respectively)	$856	$849
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 9,120,000 and 8,050,000 shares issued and outstanding as of December 31, 2020 and 2019, respectively)	91	81
Additional paid in capital	1,130,106	1,110,122
(Accumulated deficit) retained earnings	(28,158)	190,453
Accumulated other comprehensive (loss) income	(26,237)	372
Shareholders' equity	1,076,658	1,301,877
Non-controlling interest in equity of consolidated subsidiaries	22,663	36,980
Total equity	$1,099,321	$1,338,857
Total liabilities and equity	$3,387,977	$3,236,922

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands)

	Year Ended December 31,
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(103,692)	$207,784
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Equity in losses of unconsolidated entities	5,039	2,375
Gain on sale of subsidiaries	(1,331)	(198,764)
Loss (gain) on sale of assets, net	308	(81,954)
Security deposits and maintenance claims included in earnings	(6,362)	(20,385)
Loss on extinguishment of debt	11,667	—
Equity-based compensation	2,325	8,404
Depreciation and amortization	172,400	171,225
Asset impairment	33,978	4,726
Change in deferred income taxes	(5,851)	14,495
Change in fair value of non-hedge derivatives	181	4,555
Amortization of lease intangibles and incentives	30,346	30,162
Amortization of deferred financing costs	7,315	8,333
Bad debt expense	3,595	3,986
Other	1,502	827
Change in:
Accounts receivable	(59,734)	(22,622)
Other assets	3,660	(17,890)
Accounts payable and accrued liabilities	(5,258)	31,543
Management fees payable to affiliate	(20,622)	19,080
Other liabilities	(6,360)	(14,837)
Net cash provided by operating activities	63,106	151,043

Cash flows from investing activities:
Investment in unconsolidated entities and available for sale securities	(4,690)	(13,500)
Principal collections on finance leases	13,823	13,398
Acquisition of leasing equipment	(321,606)	(568,569)
Acquisition of property, plant and equipment	(264,829)	(331,171)
Acquisition of lease intangibles	1,997	606
Acquisition of remaining interest in JV investment	—	(28,828)
Purchase deposit for aircraft and aircraft engines	(8,343)	(1,000)
Proceeds from sale of subsidiaries	—	183,819
Proceeds from sale of leasing equipment	72,175	248,454
Return of deposit on sale of leasing equipment	2,350	—
Return of capital distributions from unconsolidated entities	—	1,555
Net cash used in investing activities	$(509,123)	$(495,236)

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands)

	Year Ended December 31,
	2020	2019
Cash flows from financing activities:
Proceeds from debt	$1,340,981	$788,829
Repayment of debt	(852,197)	(405,131)
Payment of deferred financing costs	(28,243)	(34,218)
Receipt of security deposits	3,242	7,887
Return of security deposits	(4,655)	(368)
Receipt of maintenance deposits	33,369	65,279
Release of maintenance deposits	(15,712)	(26,940)
Proceeds from issuance of preferred shares, net of underwriter's discount and issuance costs	19,694	193,992
Settlement of equity-based compensation	(120)	(8,078)
Cash dividends - common shares	(113,572)	(113,541)
Cash dividends - preferred shares	(17,869)	(1,838)
Net cash provided by financing activities	364,918	465,873

Net (decrease) increase in cash and cash equivalents and restricted cash	(81,099)	121,680
Cash and cash equivalents and restricted cash, beginning of period	242,517	120,837
Cash and cash equivalents and restricted cash, end of period	$161,418	$242,517

Supplemental disclosure of cash flow information:
Cash paid for interest, net of capitalized interest	$71,637	$83,164
Cash paid for taxes	—	1,072

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.  Adjusted EBITDA is not a financial measure in accordance with GAAP. This performance measure provides the CODM with the information necessary to assess operational performance, as well as making resource and allocation decisions. The Company believes Adjusted EBITDA is a useful metric for investors and analysts for similar purposes of assessing its operational performance.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (losses) attributable to shareholders from continuing operations, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, and interest expense, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net income attributable to shareholders to Adjusted EBITDA for the three months and years ended December 31, 2020 and December 31, 2019:

	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2020	2019	2020	2019
Net (loss) income attributable to shareholders from continuing operations	$(60,523)	$112,214	$(106,370)	$150,055
Add: Provision for (benefit from) income taxes	429	18,999	(5,905)	17,810
Add: Equity-based compensation expense	1,002	343	2,325	1,509
Add: Acquisition and transaction expenses	571	8,498	9,868	17,623
Add: Losses on the modification or extinguishment of debt and capital lease obligations	6,943	—	11,667	—
Add: Changes in fair value of non-hedge derivative instruments	—	425	181	4,555
Add: Asset impairment charges	19,587	4,726	33,978	4,726
Add: Incentive allocations	—	15,122	—	21,231
Add: Depreciation & amortization expense (1)	52,809	50,997	202,746	199,185
Add: Interest expense	26,647	24,267	98,206	95,585
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	1,375	(492)	1,208	(1,387)
Less: Equity in (earnings) losses of unconsolidated entities	(406)	848	5,039	2,375
Less: Non-controlling share of Adjusted EBITDA (3)	(2,231)	(1,993)	(9,637)	(9,859)
Adjusted EBITDA (non-GAAP)	$46,203	$233,954	$243,306	$503,408
__________________________________________________
(1)
Includes the following items for the three months ended December 31, 2020 and 2019: (i) depreciation and amortization expense of $45,857 and $44,843, (ii) lease intangible amortization of $731 and $1,445 and (iii) amortization for lease incentives of $6,221 and $4,709, respectively.

Includes the following items for the years ended December 31, 2020 and 2019: (i) depreciation and amortization expense of $172,400 and $169,023, (ii) lease intangible amortization of $3,747 and $7,181 and (iii) amortization for lease incentives of $26,599 and $22,981, respectively.

(2)
Includes the following items for the three months ended December 31, 2020 and 2019: (i) net income (loss) of $158 and $(770), (ii) interest expense of $290 and $30 and (iii) depreciation and amortization expense of $1,716 and $248, (iv) acquisition and transaction expense of $48 and $0 and (v) changes in fair value of non-hedge derivative instruments of $(837) and $0, respectively.

Includes the following items for the years ended December 31, 2020 and 2019: (i) net loss of $(5,435) and $(2,563), (ii) interest expense of $1,138 and $131, (iii) depreciation and amortization expense of $5,513 and $1,045, (iv) acquisition and transaction expense of $581 and $0 and (v) changes in fair value of non-hedge derivative instruments of $(589) and $0, respectively.

(3)
Includes the following items for the three months ended December 31, 2020 and 2019: (i) equity based compensation of $178 and $54, (ii) provision for income taxes of $15 and $22, (iii) interest expense of $472 and $642, (iv) depreciation and amortization expense of $1,566 and $1,200 and (v) changes in fair value of non-hedge derivative instruments of $0 and $75, respectively.

Includes the following items for the years ended December 31, 2020 and 2019: (i) equity based compensation of $374 and $230, (ii) provision for income taxes of $59 and $60, (iii) interest expense of $2,025 and $3,400, (iv) depreciation and amortization expense of $6,149 and $4,833, (v) changes in fair value of non-hedge derivative instruments of $38 and $1,336 and (vi) loss on extinguishment of debt of $992 and $0, respectively.

The Company uses Funds Available for Distribution (“FAD”) in evaluating its ability to meet its stated dividend policy. The Company believes FAD is a useful metric for investors and analysts for similar purposes. FAD is not a financial measure in accordance with GAAP. The GAAP measure most directly comparable to FAD is net cash provided by operating activities.

The Company defines FAD as: Net Cash Provided by Operating Activities plus principal collections on finance leases, proceeds from sale of assets, and return of capital distributions from unconsolidated entities, less required payments on debt obligations and capital distributions to non-controlling interest, and excluding changes in working capital.

The following table sets forth a reconciliation of Net Cash Provided by Operating Activities to FAD for the years ended December 31, 2020 and 2019:

	Year Ended December 31,
(in thousands)	2020	2019
Net Cash Provided by Operating Activities	$63,106	$151,043
Add: Principal Collections on Finance Leases	13,823	13,398
Add: Proceeds from Sale of Assets	72,175	432,273
Add: Return of Capital Distributions from Unconsolidated Entities	—	1,555
Less: Required Payments on Debt Obligations (1)	—	(36,559)
Less: Capital Distributions to Non-Controlling Interest	—	—
Exclude: Changes in Working Capital	88,314	4,726
Funds Available for Distribution (FAD)	$237,418	$566,436
_____________________________________________________
(1)
Required payments on debt obligations for the year ended December 31, 2020 exclude repayments of $306,206 for the 2022 Notes, $270,000 for the Revolving Credit Facility, $144,200 for the Series 2016 Bonds, $50,262 for the Jefferson Revolver, $45,520 for the Series 2012 Bonds and $36,009 for the FTAI Pride Credit Agreement, and for the year ended December 31, 2019 exclude repayments of $350,000 for the Revolving Credit Facility and $18,572 for the CMQR Credit Agreement

The following tables set forth a reconciliation of Net Cash Provided by Operating Activities to FAD for the three months ended and year ended December 31, 2020:

	Three Months Ended December 31, 2020
(in thousands)	Equipment Leasing	Infrastructure	Corporate and Other	Total
Funds Available for Distribution (FAD)	$89,946	$(1,840)	$(33,890)	$54,216
Less: Principal Collections on Finance Leases				(6,822)
Less: Proceeds from Sale of Assets				(18,468)
Less: Return of Capital Distributions from Unconsolidated Entities				—
Add: Required Payments on Debt Obligations				—
Add: Capital Distributions to Non-Controlling Interest				—
Include: Changes in Working Capital				5,787
Net Cash Provided by Operating Activities				$34,713

	Year Ended December 31, 2020
(in thousands)	Equipment Leasing	Infrastructure	Corporate and Other	Total
Funds Available for Distribution (FAD)	$367,863	$(7,115)	$(123,330)	$237,418
Less: Principal Collections on Finance Leases				(13,823)
Less: Proceeds from Sale of Assets				(72,175)
Less: Return of Capital Distributions from Unconsolidated Entities				—
Add: Required Payments on Debt Obligations				—
Add: Capital Distributions to Non-Controlling Interest				—
Include: Changes in Working Capital				(88,314)
Net Cash Provided by Operating Activities				$63,106

FAD is subject to a number of limitations and assumptions and there can be no assurance that the Company will generate FAD sufficient to meet its intended dividends. FAD has material limitations as a liquidity measure of the Company because such measure excludes items that are required elements of the Company’s net cash provided by operating activities as described below. FAD should not be considered in isolation nor as a substitute for analysis of the Company’s results of operations under GAAP, and it is not the only metric that should be considered in evaluating the Company’s ability to meet its stated dividend policy. Specifically:

●
FAD does not include equity capital called from the Company’s existing limited partners, proceeds from any debt issuance or future equity offering, historical cash and cash equivalents and expected investments in the Company’s operations.

●	FAD does not give pro forma effect to prior acquisitions, certain of which cannot be quantified.

●
While FAD reflects the cash inflows from sale of certain assets, FAD does not reflect the cash outflows to acquire assets as the Company relies on alternative sources of liquidity to fund such purchases.

●
FAD does not reflect expenditures related to capital expenditures, acquisitions and other investments as the Company has multiple sources of liquidity and intends to fund these expenditures with future incurrences of indebtedness, additional capital contributions and/or future issuances of equity.

●	FAD does not reflect any maintenance capital expenditures necessary to maintain the same level of cash generation from our capital investments.

●
FAD does not reflect changes in working capital balances as management believes that changes in working capital are primarily driven by short term timing differences, which are not meaningful to the Company’s distribution decisions.

●	Management has significant discretion to make distributions, and the Company is not bound by any contractual provision that requires it to use cash for distributions.

If such factors were included in FAD, there can be no assurance that the results would be consistent with the Company’s presentation of FAD.